UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: June 21, 2010
NCI BUILDING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West	77064
Houston, Texas	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (281) 897-7788
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On June 21, 2010, NCI Building Systems, Inc. (“NCI”) made available presentation materials (the “Presentation Materials”) to be used by NCI in certain presentations by management. A copy of the Presentation Materials are attached as Exhibit 99.1 and is incorporated herein by reference and is also available on NCI’s website www.ncilp.com.
     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or incorporated by reference into any filing under the Securities Act of 1933 (the “Securities Act”), as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

99.1	Investor Presentation issued by NCI Building Systems, Inc. dated June 21, 2010. *

*	As described in Item 7.01 above of the Current Report, Exhibit 99.1 is “furnished” and not “filed” with this Current Report, and shall not be deemed filed for purposes of Section 18 of the Exchange Act, except as shall be expressly set forth by specific reference in a filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.
By:	/s/ Todd R. Moore
Todd R. Moore
Executive Vice President, General Counsel and Secretary

Dated: June 21, 2010